SUPPLEMENT DATED JANUARY 30, 2006

TO MAY 1, 2005, PROSPECTUSES

for

Variable Life Select

Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”)

in New York and Puerto Rico,

and by MML Bay State Life Insurance Company (“MML Bay State”)

in all other jurisdictions.

This product is no longer available for sale.

This supplement includes information related to the policies described by the above-listed prospectuses:

1.	Effective January 27, 2006, OppenheimerFunds, Inc. (OFI) replaced Babson Capital Management LLC (“Babson Capital”) as the co-sub-adviser to the MML Equity Fund pursuant to an Interim Investment Sub-Advisory Agreement that was approved by the Fund’s Board of Trustees.

It is also expected that the Board of Trustees will similarly approve in the future, with respect to the MML Small Cap Equity Fund, a change in sub-adviser from Babson Capital to OFI. This change will take place when the current Babson Capital portfolio manager of this fund become employees of OFI, which is expected to occur on or about March 31, 2006. This change is not expected to result in any changes to the investment strategy, investment process or risks for this fund.

A final Investment Sub-Advisory Agreement will need to be approved by the Board of Trustees, and shareholders of the fund, if necessary, within 150 days after January 27th.

The following changes are made to the above-listed prospectuses:

1.	Effective January 27, 2006, the line for the “MML Equity Fund” in the “Underlying Funds” table in the “Separate Account” section is revised to read as follows:

Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Series Investment Fund II

MML Equity Fund	Adviser: MassMutual Sub-Advisers: Alliance Capital Management L.P. and OppenheimerFunds, Inc.*	Seeks as its primary objective to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Its secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate.

*	Prior to January 27, 2006, Babson Capital Management LLC served as co-sub-adviser.

There are no other changes being made at this time.

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